UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020

Genasys Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-24248	87-0361799
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16262 West Bernardo Drive
San Diego, California 92127

(Address of Principal Executive Offices)

858-676-1112

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.00001 par value per share	GNSS	NASDAQ Capital Market

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported, on August 9, 2020, Genasys Inc., a Delaware corporation (the “Company”), and its wholly owned subsidiary Genasys Communications Canada ULC (“Buyer”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Amika Mobile Corporation, a corporation organized under the laws of Canada (“Amika”), and the owners of Amika, to acquire all of Amika’s right, title and interest in, to and under all of the assets, properties and rights, except for the specific excluded assets, that relate to, or are used or held for use in connection with Amika’s business (the “Transaction”). In addition, Buyer also agreed to hire Amika’s employees at the consummation of the Transaction. On October 2, 2020, the Company, Buyer, and Amika completed the transactions as contemplated by the Asset Purchase Agreement (the “Closing”).

Pursuant to the terms of the Asset Purchase Agreement, at the Closing, Buyer paid to Amika cash consideration of CAD$6,955,000, subject to a CAD$1,000,000 holdback and adjustment based on the deferred revenue and prepaid expenses of Amika as of the Closing, and the Company agreed to issue to Amika 191,267 shares of the Company’s common stock on each of the first, second, and third anniversaries of the Closing date.

The foregoing description of the terms of the Asset Purchase Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to the provisions of the Asset Purchase Agreement, a copy of which will be filed with the Company’s Annual Report on Form 10-K for the year ended September 30, 2020.

On October 5, 2020, the Company issued a press release announcing completion of the Transaction, a copy of which is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

In connection with the Transaction described above in Item 2.01, which disclosure is incorporated herein by reference, the Company has agreed to deliver 191,267 shares of the Company’s common stock to Amika on each of the first, second, and third anniversaries of the Closing. The issuance of the common stock by the Company to Amika will be made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1     Press Release, dated October 5, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 5, 2020

Genasys Inc.

By:	/s/ Dennis D. Klahn
Dennis D. Klahn
Chief Financial Officer